EXHIBIT 99.1

DOWNEY FINANCIAL CORP.
N E W S R E L E A S E	For further information contact: Thomas E. Prince Chief Financial Officer (949)509-4440

DOWNEY FINANCIAL CORP. ANNOUNCES
THIRTEEN MONTH SELECTED FINANCIAL DATA

          Newport Beach, California – August 16, 2002 – Downey Financial Corp. (NYSE: DSL) today announced monthly selected financial data for the thirteen months ended July 31, 2002.

          Downey Financial Corp. is the parent company of Downey Savings and Loan Association, F.A., with assets of $11 billion and 149 branches throughout California and two in Arizona.

DOWNEY FINANCIAL CORP. AND SUBSIDIARIES
Monthly Selected Financial Data (Unaudited)
At July 2002 – July 2001

	Jul. 31,	Jun. 30,	May 31,	Apr. 30,	Mar. 31,	Feb. 28,	Jan. 31,	Dec. 31,	Nov. 30,	Oct. 31,	Sep. 30,	Aug. 31,	Jul. 31,
(Dollars in Thousands)	2002	2002	2002	2002	2002	2002	2002	2001	2001	2001	2001	2001	2001

Balance sheet summary
Total assets	$11,258,347	$11,130,203	$11,000,615	$10,849,250	$10,913,001	$11,011,100	$11,009,128	$11,105,030	$10,932,487	$10,773,474	$10,716,294	$10,731,401	$10,649,035
Loans receivable held for investment	9,957,646	9,846,446	9,754,554	9,696,753	9,608,842	9,603,427	9,586,590	9,514,408	9,515,740	9,539,498	9,534,438	9,541,247	9,564,514
Loans held for sale, at lower of cost or fair value	518,206	381,465	419,132	312,957	388,468	473,999	405,322	499,024	564,872	513,904	373,489	386,727	349,250
Mortgage-backed securities available for sale,
at fair value	53,963	58,122	79,761	83,447	90,803	100,555	109,107	118,981	7,058	7,227	4,562	4,766	4,977
Cash and investment securities	444,282	547,860	450,511	469,463	528,352	535,419	610,081	664,962	553,218	436,929	519,803	533,558	463,295
Deposits	8,748,757	8,690,558	8,600,673	8,489,282	8,598,890	8,481,336	8,511,810	8,619,566	8,723,777	8,780,941	8,868,782	8,915,766	8,988,660
Federal Home Loan Bank advances and
other borrowings	1,451,700	1,413,607	1,357,136	1,339,684	1,320,386	1,529,114	1,519,869	1,522,712	1,243,585	1,039,491	927,427	874,826	742,140
Capital securities	120,000	120,000	120,000	120,000	120,000	120,000	120,000	120,000	120,000	120,000	120,000	120,000	120,000
Non-performing assets as a % of total assets	0.72%	0.75%	0.81%	0.83%	0.86%	0.91%	0.85%	0.83%	0.82%	0.74%	0.70%	0.67%	0.62%
Loan activity for the month ended
Loans for investment portfolio:
Originations: (a)
Residential one-to-four units	$ 356,740	$ 336,967	$ 288,829	$ 338,304	$ 294,303	$ 270,028	$ 320,764	$ 287,821	$ 224,502	$ 291,005	$ 216,830	$ 295,908	$ 257,850
Residential one-to-four units – subprime	59,228	51,800	51,625	46,397	41,335	33,384	32,615	25,431	25,434	31,907	28,326	33,924	38,878
All other	13,898	49,375	54,084	16,511	7,787	13,667	24,298	15,373	17,524	18,591	27,307	12,232	17,015
Repayments	(323,361)	(322,475)	(316,136)	(311,827)	(344,301)	(299,348)	(299,162)	(330,671)	(287,488)	(327,423)	(250,905)	(366,219)	(351,794)
Loans for sale:
Originations (a)	531,102	368,503	395,951	300,906	407,558	469,208	389,664	505,879	561,505	546,287	372,252	387,288	357,049
Sales	(394,061)	(423,024)	(289,196)	(381,234)	(487,025)	(401,621)	(492,803)	(564,725)	(500,802)	(406,460)	(386,547)	(349,867)	(384,055)
Mortgage loans serviced for others
Total	$7,164,330	$6,962,403	$6,733,734	$6,591,821	$6,408,812	$6,108,883	$6,132,270	$5,805,811	$5,832,995	$5,500,154	$5,458,970	$5,227,766	$5,051,374
With capitalized mortgage servicing rights: (b)
Amount	6,966,470	6,807,306	6,574,857	6,433,515	6,196,137	5,914,426	5,665,043	5,379,513	5,243,624	4,971,677	5,078,088	4,817,283	4,634,274
Weighted average interest rate	6.78%	6.80%	6.82%	6.83%	6.85%	6.88%	6.91%	6.97%	7.06%	7.13%	7.19%	7.22%	7.25%
Interest rate spread data
Weighted average yield:
Loans and mortgage-backed securities	5.99%	6.01%	6.11%	6.22%	6.45%	6.68%	6.89%	7.15%	7.29%	7.45%	7.68%	7.87%	8.06%
Investment securities	4.15	4.00	4.68	4.15	3.95	4.87	4.14	3.90	4.24	4.43	5.40	5.90	5.62

Interest-earning assets yield	5.93	5.93	6.07	6.15	6.35	6.60	6.76	6.98	7.15	7.35	7.59	7.77	7.97

Weighted average cost:
Deposits	2.72	2.77	2.78	2.85	2.98	3.11	3.38	3.65	3.89	4.17	4.46	4.62	4.88
Federal Home Loan Bank advances and
other borrowings	4.25	4.32	4.43	4.54	4.63	4.26	4.07	3.73	4.17	4.45	4.70	4.85	5.08
Capital securities	10.00	10.00	10.00	10.00	10.00	10.00	10.00	10.00	10.00	10.00	10.00	10.00	10.00

Combined funds cost	3.01	3.07	3.09	3.16	3.28	3.37	3.56	3.74	4.00	4.27	4.55	4.71	4.96

Interest rate spread	2.92%	2.86%	2.98%	2.99%	3.07%	3.24%	3.20%	3.24%	3.16%	3.08%	3.04%	3.06%	3.01%

(a) Includes minor amounts of loans purchased.
(b) Excludes loans sold or securitized prior to 1996 and loans temporarily sub-serviced without capitalized mortgage servicing rights.